A Phase 3 Study of Denufosol for
A Phase 3 Study of Denufosol for
Cystic Fibrosis:
Cystic Fibrosis:
TIGER-1 Results
TIGER-1 Results
Lead PI TIGER-1
Lead PI TIGER-1
1
Frank Accurso, MD
Frank Accurso, MD
Professor of Pediatrics
Professor of Pediatrics
Cystic Fibrosis Center Director
Cystic Fibrosis Center Director
The Children’s Hospital
The Children’s Hospital
University of Colorado Denver
University of Colorado Denver
Transport of
Transport of
Generate
Generate
Ions to
Ions to
Epithelial
Epithelial
Rehydration
Rehydration
Exhibit 99.2

Cystic Fibrosis Therapies
Significant need for agent that addresses basic defect of ion transport prior to onset of infection and inflammation:
Antibiotic Mucus
Regulation
Anti-
Inflammatory
Gene
Therapy,
Potentiator
/Corrector
Lung
structural
damage
CFTR defect
Thickened
airway
secretions
Bacterial
colonization
Irreversible
inflammation
Lung Transplant
Inefficient
ion transport
Inefficient
ion transport
Ion
Transport
Restoration
denufosol
P2Y
2
Receptor Activation
Inhaled P2Y
2
receptor agonists increase mucosal hydration and the natural mechanism of mucociliary clearance in the lung
sodium absorption
chloride ion and fluid secretion cilia beat frequency
mucin secretion from goblet cells
surfactant release from type II alveolar cells

TIGER-1 Clinical Study Design
CF patients 5 years with FEV
1
75% predicted
Standard of care allowed
352 CF patients randomized at 62 treatment centers
denufosol 60 mg
TID (n=314)
period treatment period
24-week safety
extension period
1-week post-treatment
follow-up
placebo TID (n=174)
Placebo-controlled 24-week Screening
denufosol 60 mg TID (n=178)

Demographic and Background
Characteristics (Intent to Treat Population: ITT*)
89%
95%
Pancreatic enzymes
82%
79%
Bronchodilators
39%
40%
Chronic macrolides
37%
38%
Chronic inhaled antibiotics
77%
77%
Dornase alfa
42%
48%
PA + status
81%
84%
FEF
25%-75%
% Predicted
93%
92%
FEV
1
% Predicted
54%
49%
% Males
38 (21%)
33 (19%)
19 n (%)
59 (33%)
64 (37%)
12-18, n (%)
81 (46%)
77 (44%)
5-11, n (%)
14.3 14.9 Mean age, yrs
Denufosol (n=178) Placebo (n=174)
*ITT=All patients randomized

Disposition by Treatment Group
5 (3%) 2 (1%)
Discontinued from placebo-controlled
phase due to an AE, n (%)
19 (11%) 18 (10%)
Discontinued early: placebo-controlled
phase, n (%)
159 (89%) 156 (90%)
Completed through Week 24, n (%)
178 (100%) 174 (100%)
Intent-to-treat population, n (%)
178 174
Randomized, n
Denufosol Placebo

Primary Efficacy Results –
Placebo–Controlled (ITT)
0
10
20
30
40
50
60
70
Placebo
Denufosol
Met primary efficacy
endpoint: change in
FEV
1
from baseline to
endpoint*
45 mL treatment effect
(p = 0.047)
“Real world” design
Broader population
Patients on multiple
therapies that improve
FEV
1
3
48
*Endpoint is the Week 24 value or the last observation carried forward for patients who withdrew early.

7 -40 -20 0 20 40 60 80 100 120 140 Mean Change from Baseline FEV 1 CFB=Change from Baseline ITT Population Placebo Denufosol Treatment Week 0 4 12 24 28 36 48

8 -40 -20 0 20 40 60 80 100 120 140 Mean Change from Baseline FEV 1 CFB=Change from Baseline ITT Population Placebo Denufosol Treatment Week 0 4 12 24 28 36 48

-40
-20
0
20
40
60
80
100
120
140
0 4 12 24 28 36 48
Mean Change from Baseline FEV
1
CFB=Change from Baseline
ITT Population
Treatment Week
Placebo
Denufosol
Placebo Switched to
Denufosol
denufosol-only, open-label phase

10 Placebo Denufosol Mean Change from Baseline FEF 25%-75% -100 -80 -60 -40 -20 0 20 40 60 80 100 120 140 160 0 4 12 24 28 36 48 CFB=Change from Baseline ITT Population Treatment Week

11 Placebo Denufosol Mean Change from Baseline FEF 25%-75% -100 -80 -60 -40 -20 0 20 40 60 80 100 120 140 160 0 4 12 24 28 36 48 CFB=Change from Baseline ITT Population Treatment Week

Placebo
Denufosol
Placebo Switched to
Denufosol
Mean Change from Baseline FEF
25%-75%
-100
-80
-60
-40
-20
0
20
40
60
80
100
120
140
160
0 4 12 24 28 36 48
denufosol-only, open-label phase
CFB=Change from Baseline
ITT Population
Treatment Week

0
20
40
60
80
100
120
140
160
180
Effect of Denufosol in ITT Population and
Patients 110% Predicted
56
45
ITT
p-value = 0.047
(n=352)
0
20
40
60
80
100
120
140
160
180
110% Predicted
p-value = 0.015
(n=329)
112
88
ITT
p-value = 0.072
(n=352)
110% Predicted
p-value = 0.025
(n=329)
FEV
1
FEF
25%-75%

Secondary Efficacy Endpoint:
Pulmonary Exacerbation
Incidence as expected in this patient
population (i.e. low)
No significant difference between groups
May be confounded by denufosol’s
pharmacology
Longer treatment time may be needed

Pulmonary Exacerbations
(Fuchs’ Criteria)
During Placebo–Controlled Phase
0
20
40
60
80
100
0 4 8 12 16 20 24 28
Placebo
Denufosol 60 mg
Log rank statistic = 2.379
p-value = 0.123
Time (Weeks)
ITT Population

Hospitalizations/Missed School and Work
During Placebo–Controlled Phase
3.6 (7.7)
13 (7.3%)
Denufosol
(n=178)
0.610 3.4 (7.9)
Mean Days of
CF-Related
Missed School or
Work (SD)
0.843 14 (8.0%)
Hospitalizations/
ER visits for
respiratory
complaint, n (%)
P-value Placebo
(n=174)
ITT Population

Cystic Fibrosis Questionnaire –
Respiratory Subscale
-3.08 (15.43) -1.48 (16.74) CFB Week 24
81.4 (14.56)
(n=173)
Mean (SD)
Denufosol
79.3 (15.98) Baseline
(n=162)
Mean (SD) CFQ - Respiratory
Placebo
ITT Population

High Level of Compliance with TID Dosing
Compliance during the placebo-controlled phase
~90% of patients were compliant
-
Comparable between denufosol and placebo
Average number of daily doses = 2.7
Excellent patient retention throughout study
352 patients were randomized
~90% completed the 24-week placebo-controlled phase
~99% of those who completed the placebo-controlled
phase elected to continue into the open-label extension

Most Common AEs (
10% in any group)
20 (11%)* 43 (25%) Headache
36 (20%) 27 (15%) Pyrexia
61 (34%) 51 (29%) Pulmonary exacerbation
15 (8%) 23 (13%) Pseudomonas infection
17 (10%)* 31 (18%) Sinusitis
29 (16%) 30 (17%) Productive cough
18 (10%)* 31 (18%) Rhinorrhea
34 (19%) 32 (18%) Pharyngolaryngeal pain
26 (15%) 34 (19%) Nasal congestion
96 (54%) 103 (59%) Cough
165 (93%) 169 (97%) Any AE, n (%)
Denufosol (n=177) Placebo (n=175)
*p-value <0.05 vs placebo
Safety Population

No Difference in Growth Between Groups
45.3 44.5 Baseline
0.922 1.01 1.03 CFB at 6 months
19.8
0.03
147.5
1.90
Denufosol
(n=177)
0.769
19.3
0.07
BMI, kg/m
Baseline
CFB at 6 months
Weight, kg
0.871
148.1
1.83
Height, cm
Baseline
CFB at 6 months
P-value Placebo
(n=175)
Mean Change from Baseline (CFB)
Safety Population
2

Safety Overview
Safety and tolerability profile - favorable
Relatively few SAEs and withdrawals due to AEs
AE profile
Comparable between treatment groups
SAEs comparable between treatment groups
Placebo: 14 (8%)
Denufosol: 16 (9%)
No evidence of systemic adverse effects (labs, vital
signs)
Minimal to no systemic absorption following dosing
No significant effect on growth (height/weight/BMI)

TIGER-1 Summary
Large multicenter, randomized, double-blind,
placebo-controlled trial
Used with other therapies
No significant interactions with concomitant medications
Significant improvement in FEV
1
Comparable exacerbation rates
Well-tolerated
Good adherence to TID regimen

23 0 10 20 30 40 50 60 70 Placebo Denufosol Primary Efficacy Results – Placebo–Controlled (ITT) Endpoint is the Week 24 value or the last observation carried forward for patients who withdrew early.

24 -150 -100 -50 0 50 100 = 41 mL p-value = 0.101 Subgroup: FEV in Patients Who Did NOT Experience an Exacerbation (Fuchs’ Criteria) n=141 (81%) n=131 (74%) Placebo Denufosol 1

25 -150 -100 -50 0 50 100 Subgroup: FEV in Patients Who Did Experience an Exacerbation (Fuchs’ Criteria) n=33 (19%) n=47 (26%) = 101 mL p-value = 0.062 Placebo Denufosol 1

26 Projected Long-term Impact of Slowing the Rate of Decline Konstan., Pediatr Pulmonol., 2008. 43, S24-28

TIGER-2 Study Design
Current Status
~100 sites in North America, Australia and New Zealand
As of October 17, 133 patients randomized at 41 sites
TIGER-2 Study Design
Primary outcome: FEV
1
48 weeks; placebo-controlled
Planned sample size n=~450
Open-label extension to follow

28 Acknowledgements Cystic Fibrosis Foundation CFFT Therapeutics Development Network CFFT Data Monitoring Committee TIGER-1 Principal Investigators and Research Coordinators